The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer of its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigation as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changed in such assumptions may dramatically affect information such as the weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein. In addition, the Underwriter is an affiliate of the depositor.

HV 05-14

Settle Date:

10/31/05

Accrual Method:

ACT/360

Note:

Accrual and Payment Dates, do NOT take into account business date conventions. See footnotes (1)(2) and make adjustments as needed.

(1)

Cap Accrual Date: the current accrual period starts on the Payment Date for the prior period, and ends on the day prior to the payment date for that accrual period. LIBOR will be reset two London business days prior to the beginning of each accrual period.

(2)

Payment Date: 18'th of each month or the next New York business day.

	GROUP 1		Class 1A1
	ACT/360

	Accrued Date (1)	Payment Date(2)	Ending Balance	Strike	Ceiling
1	10/31/05	11/19/05	71,080,000.00	NA	NA
2	11/19/05	12/19/05	69,278,190.90	3.71651	11.00000
3	12/19/05	01/19/06	67,518,992.08	8.59151	11.00000
4	01/19/06	02/19/06	65,801,491.30	8.92063	11.00000
5	02/19/06	03/19/06	64,124,865.48	9.87647	11.00000
6	03/19/06	04/19/06	62,487,976.08	8.92075	11.00000
7	04/19/06	05/19/06	60,889,881.47	9.21817	11.00000
8	05/19/06	06/19/06	59,329,662.31	8.92087	11.00000
9	06/19/06	07/19/06	57,806,421.06	9.21829	11.00000
10	07/19/06	08/19/06	56,319,281.45	9.24997	11.00000
11	08/19/06	09/19/06	54,867,510.86	9.25002	11.00000
12	09/19/06	10/19/06	53,450,144.81	9.55840	11.00000
13	10/19/06	11/19/06	52,066,368.07	9.25010	11.00000
14	11/19/06	12/19/06	50,715,384.74	9.55849	11.00000
15	12/19/06	01/19/07	49,396,417.77	9.25019	11.00000
16	01/19/07	02/19/07	48,108,708.52	9.57918	11.00000
17	02/19/07	03/19/07	46,851,607.51	10.60555	11.00000
18	03/19/07	04/19/07	45,624,295.74	9.57924	11.00000
19	04/19/07	05/19/07	44,426,067.40	9.89858	11.00000
20	05/19/07	06/19/07	43,256,233.40	9.57930	11.00000
21	06/19/07	07/19/07	42,114,120.97	9.89865	11.00000
22	07/19/07	08/19/07	40,999,073.27	9.90827	11.00000
23	08/19/07	09/19/07	39,910,516.54	9.90829	11.00000
24	09/19/07	10/19/07	38,847,753.72	10.23859	11.00000
25	10/19/07	11/19/07	37,810,173.71	9.90834	11.00000
26	11/19/07	12/19/07	36,797,179.85	10.23864	11.00000
27	12/19/07	01/19/08	35,808,189.65	9.90838	11.00000
28	01/19/08	02/19/08	34,842,634.39	10.23727	11.00000
29	02/19/08	03/19/08	33,900,008.68	10.94331	11.00000
30	03/19/08	04/19/08	32,979,718.02	10.23730	11.00000
31	04/19/08	05/19/08	32,139,738.41	10.57856	11.00000
32	05/19/08	06/19/08	31,320,354.27	10.23733	11.00000
33	06/19/08	07/19/08	30,521,069.46	10.57859	11.00000
34	07/19/08	08/19/08	29,741,399.65	10.56620	11.00000
35	08/19/08	09/19/08	28,980,909.21	10.56621	11.00000
36	09/19/08	10/19/08	28,239,097.81	10.91842	11.00000
37	10/19/08	11/19/08	27,515,515.11	10.56622	11.00000
38	11/19/08	12/19/08	26,863,542.41	10.91844	11.00000
39	12/19/08	01/19/09	26,227,016.63	10.56624	11.00000
40	01/19/09	02/19/09	25,605,571.81	10.89507	11.00000
41	02/19/09	03/19/09	24,998,878.58	11.00000	11.00000
42	03/19/09	04/19/09	24,406,558.99	10.89507	11.00000
43	04/19/09	05/19/09	23,828,272.52	11.00000	11.00000
44	05/19/09	06/19/09	23,263,686.73	10.89508	11.00000
45	06/19/09	07/19/09	0.00	0.00000	0.00000